                   THE 2000 ANNUAL REPORT

                     September 30, 2000



















                    MARSICO FUNDS [logo]

                                                 TABLE OF
                                                 CONTENTS


A LETTER TO OUR VALUED SHAREHOLDERS                     1

MARSICO FOCUS FUND
Fund Overview                                          10
Schedule of Investments                                11
Statement of Assets and Liabilities                    14
Statement of Operations                                15
Statements of Changes in Net Assets                    16
Financial Highlights                                   17

MARSICO GROWTH & INCOME FUND
Fund Overview                                          18
Schedule of Investments                                19
Statement of Assets and Liabilities                    23
Statement of Operations                                24
Statements of Changes in Net Assets                    25
Financial Highlights                                   26

MARSICO 21ST CENTURY FUND
Letter from Fund Manager                               27
Fund Overview                                          30
Schedule of Investments                                31
Statement of Assets and Liabilities                    34
Statement of Operations                                35
Statement of Changes in Net Assets                     36
Financial Highlights                                   37

MARSICO INTERNATIONAL OPPORTUNITIES FUND
Letter from Fund Manager                               38
Fund Overview                                          40
Schedule of Investments                                41
Statement of Assets and Liabilities                    45
Statement of Operations                                46
Statement of Changes in Net Assets                     47
Financial Highlights                                   48

NOTES TO FINANCIAL STATEMENTS                          49
Report of Independent Accountants                      56


This report is submitted for the general information of Marsico Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Funds.

                    MARSICO FUNDS [logo]

November 2000                                           [PHOTO]
                                               -- Tom Marsico, president


DEAR SHAREHOLDERS

Writing an annual report tends to present a few challenges, particularly when the capital markets have been so volatile and "news" appears to be obsolete within a few days. I know you're anxious to hear our updated thoughts regarding performance, the investment outlook, and portfolio strategy for our Funds.

Before doing that, however, it's appropriate for me--on behalf of the 40 employees here at Marsico Capital Management--to express our thanks and appreciation for your support. We've just passed our third anniversary, a special occasion for all of us both professionally and personally. I'm excited by what we have accomplished so far, not just in terms of the investment results we have produced, but also with respect to the organization we've created. I'm very proud of our investment team--a dedicated, cohesive group--that in my opinion has become stronger and stronger with the passing of time. In this update, Jim Hillary and Jim Gendelman, who manage Marsico 21st Century Fund (inception 2/1/00) and Marsico International Opportunities Fund (inception 6/30/00) respectively, share their thoughts.

I'm also looking forward to the upcoming expansion of our strategic relationship with Bank of America. The shareholders of each Fund approved new advisory agreements at the special meeting of shareholders held on November 9. The transaction is scheduled to close on January 2, 2001. It is important to stress that the proposed transaction will have no effect on Marsico Capital Management's day-to-day operations, our investment process, or our investment team. As I mentioned before, my commitment to this firm, our shareholders, and our clients is unequivocal. I fully intend to

                                                               LETTER
                                                               TO THE
                                                            SHAREHOLDERS
                                                            [CONTINUED]

continue to serve as Chief Investment Officer, CEO and Senior Portfolio Manager for Marsico Capital. Investing has always been a passion for me and it fully remains so today. I have no intention of reducing my role in the investment process, or relinquishing operational control of the firm. All of us expect to be working here for a long time.


MARSICO FOCUS FUND AND
MARSICO GROWTH & INCOME FUND

In the March 31, 2000 semi-annual report, we commented on the previous six months and described that period of time as a "roller coaster." Indeed, that observation remains valid today. The U.S. stock market has continued to experience significant fluctuations. At times, the market seems to make major moves based on hard news, such as cyclically rising interest rates, or higher energy prices, or a corporation's earnings announcement. However, the market also--at times to a disconcerting degree--seems to trade based on short-term sentiment or perception, thereby creating a high degree of volatility that can affect most, if not all, of the market. Throughout this year, we have seen dramatic valuation changes, often occurring in a very compressed period of time. The Nasdaq Composite Index fell in value by more than 40% over the course of just several weeks beginning last March; this Index's high-low spread for the calendar year-to-date, as of October 4, 2000, was a remarkable 62%. Biotechnology companies soared early in the year, sold off sharply, and then rallied. Telecommunications-related companies, which arguably were the story in 1999, have been out-of-favor with investors for much of this year. Recently, some companies have mentioned the possibility of decelerating growth and then experienced enormous price declines. And yet, the volatility hasn't been confined to technology, internet-related, or other so-called New Economy companies.

                                                               LETTER
                                                               TO THE
                                                            SHAREHOLDERS
                                                            [CONTINUED]

Stocks of well-established retail companies have risen and fallen substantially over the past year.

With these facts as background, I'd like to review the Focus Fund and Growth & Income Fund performance for the fiscal year ended September 30, 2000.(1)

Despite the turbulent markets, the Funds have performed well for the fiscal year ended September 30, 2000 compared to the S&P 500(R) Index,(2) which we consider to be our primary benchmark. For the 12 months ending September 30, 2000, the Focus Fund and Growth & Income Fund had total returns of 27.42% and 28.53%, respectively. Over that same period, the S&P 500(R) Index posted a total return of 13.28%. The Funds' value-added over the past year is attributable to strong performance in the fourth quarter of 1999 and third quarter of 2000. The Funds' performance was mixed in the first quarter of 2000, and was weak in the second quarter.

In the fourth quarter of 1999, we were fortunate that a majority of the Funds' portfolio holdings registered strong gains. The overall market environment was quite positive during this period. Performance was buoyed by the Funds' technology-related holdings such as QUALCOMM, EMC Corporation, Cisco Systems and Sun Microsystems.(3) Retail stocks such as Tiffany & Co., Home Depot, and Wal-Mart Stores were strong performers. In addition, a diverse group of companies also positively impacted investment results, including Citigroup, Time Warner, Genentech, and General Electric.

On the heels of such strong gains, the first quarter of 2000 was characterized by a high degree of downside volatility, particularly in the month of March. That volatility was masked by the Funds' total returns for the quarter: 0.21% for Focus and 2.84% for Growth & Income. The S&P 500(R) Index had a total return of 2.29% for the same period. Month-by-month returns were much

                                                               LETTER
                                                               TO THE
                                                            SHAREHOLDERS
                                                            [CONTINUED]

more variable. The Funds' investment results lagged in January but then staged a strong recovery in February and through approximately the first half of March. Performance subsequently fell off, in part due to a violent decline in technology-related stocks that began in mid-March. Some of the Funds' holdings in this sector were able to produce solid returns for the quarter as a whole, while others (notably Lucent Technologies, QUALCOMM, and Dell Computer) struggled. 3Com, a position that was established early in the year, initially rose substantially, and then sold off sharply in March. Genentech, which had been a very strong performer for the Funds since the Company's IPO in July 1999, was hit hard by the March biotechnology sell-off. The Funds were also adversely affected by their positions in UAL Corporation (the parent company of United Airlines) and investments in several B2B companies.

The second quarter of 2000 was a very difficult period for the Funds. In fact, it is hard for me to identify a silver lining performance-wise, other than several individual Fund holdings such as Corning (a new position), EMC Corporation, Oracle, and Four Seasons Hotels, which performed well. The Focus Fund had a return of -8.30%, while the Growth & Income Fund's total return was -10.05%. The S&P 500(R) Index had a total return of -2.66% for the same period. The technology sell-off that began in March continued to do damage to many of the Funds' holdings, with networking, semiconductor, and telecommunications in particular taking it on the chin. Unfortunately, the damage didn't stop there. Retail positions came under substantial pressure, due to the perception that rising interest rates might negatively impact consumer spending. The Funds' positions in cable, media, and entertainment companies also did not perform well. In addition, the Funds' relative lack of exposure to health care-related companies (particularly pharmaceuticals and HMOs) negatively impacted performance as compared to the S&P 500(R) Index.

                                                               LETTER
                                                               TO THE
                                                            SHAREHOLDERS
                                                            [CONTINUED]

Over the past four months, a number of changes to the Funds' holdings have been implemented. In general, we took these steps to attempt to add more balance to the Funds, as well as to strategically reposition the Funds for the possibility of a slower-growth economic environment. We have reduced a number of higher multiple stock positions, generally in the technology-related area (e.g., semiconductors, cellular telecommunications). We have increased positions in the financial services sector, with an emphasis on companies with global franchises in corporate finance, asset management, and trading. We added selectively to health care and consumer-related companies. Our primary rationale for these investments was that we felt these were attractive companies from a valuation perspective while simultaneously offering the potential of producing relatively stable, predictable earnings growth. In addition, we initiated some new positions in "life cycle change" companies; organizations that, in our view, are experiencing a positive fundamental change (e.g., new product, acquisition, new management) that creates the potential for improved future earnings growth.

As you will see from the enclosed inventories of Fund holdings as of September 30, 2000, the Funds were well represented in technology-related companies, with an emphasis on Internet infrastructure, optical systems and components, and software. However, the aggregate allocations to the technology sector have declined quite substantially compared to earlier year levels.

While it is difficult to draw any conclusions regarding the effect of these strategic changes given their recent implementation, performance for the Funds has improved considerably since May. In the third quarter of 2000, the Focus Fund and Growth & Income Fund had total returns of 2.88% and 2.97%, while the S&P 500(R) Index had a total return of -0.97%. Interestingly, this was the second consecutive quarterly decline for the S&P 500(R) Index,

                                                               LETTER
                                                               TO THE
                                                            SHAREHOLDERS
                                                            [CONTINUED]

which hasn't occurred since 1984. A number of the Funds' technology-related holdings registered strong gains last quarter, including EMC Corporation, Corning, Sun Microsystems, and Adobe Systems.

The Funds' holdings in financial services stocks were positive contributors to performance during the quarter. Retail stocks in aggregate added value to the Funds' results.

A diverse array of companies also contributed to positive performance. These included General Electric, Four Seasons Hotels, Time Warner, Anheuser-Busch Cos., and General Dynamics.

Areas of weakness last quarter included cellular telecommunications and semiconductors. In most cases, we have sold our positions in these areas.


INVESTMENT OUTLOOK

For some time, we have been articulating the thesis that long-term prospects for equities are quite positive. We continue to stand by that point of view. In our opinion, there are a number of very important macroeconomic underpinnings that collectively create a solid backdrop for equity performance. We believe that the U.S. is moving into a more favorable interest rate environment. At the October 3rd Federal Open Market Committee (FOMC) meeting, there was no change made in interest rate policy although the FOMC made it clear that it remains watchful for signs of inflation. In our opinion, the Fed has most likely completed its series of interest rate increases. Even if that is not the case, however, we think it's clear that the majority of the Fed's move to raise rates is behind us. We do believe there is increasing evidence that an economic slowdown is at hand in the U.S., which should mitigate the need to further tighten monetary policy. At the same time, we do not feel there is a high risk of recession in the U.S.

                                                               LETTER
                                                               TO THE
                                                            SHAREHOLDERS
                                                            [CONTINUED]

We continue to believe that U.S. inflation remains relatively benign, despite the spike in energy prices. We note that, as of this writing, oil prices have come off substantially from their peaks. We are not expecting a return to $10/barrel oil, but we think the price increase to approximately $35/barrel was overdone. We would expect that oil prices could stabilize in the area of $25/barrel. We also would point out that oil comprises a considerably smaller percentage of U.S. Gross Domestic Product than it has historically, which--we think--should help mitigate any negative effects of higher prices on the economy as a whole. Further, we note that many commodity prices (including lumber and gypsum) have either stabilized or fallen over the past year. Housing starts and automobile sales appear to have slowed to some degree. Real unit labor costs have declined. Real wage increases to date have been relatively modest, despite the tight labor markets that have prevailed for the last several years. Productivity gains, even in the wake of economic expansion, continued to surprise on the upside. For the quarter ended June 30, 2000, the most recent reported quarter tracked by the Government, productivity rose by 5.7% in the nonfarm business sector, a remarkable level. We believe that productivity gains are sustainable and quite possibly may accelerate as technological innovation continues. Higher productivity, in our view, should essentially be disinflationary in nature because it helps create a more efficient economy.

Another important factor we would cite as being positive for the U.S. economy is budget surpluses at the federal and state levels. While we are watchful for signs that the federal surplus may not be spent prudently, thus far it has been primarily earmarked for debt reduction, which we applaud.

Globally, our macroeconomic view parallels the U.S. outlook. On balance, we are quite positive. While it is difficult to generalize about so many different

                                                               LETTER
                                                               TO THE
                                                            SHAREHOLDERS
                                                            [CONTINUED]

markets, we think there is abundant evidence that growth is slowing overseas, but at an acceptable rate. There have been many central bank interest rate increases in non-U.S. countries over the past year; as in the case of the U.S., we think the majority of those increases are now behind us. We believe the twin possibilities that the Euro has "bottomed" and oil prices have peaked potentially creates a considerably more favorable environment for international equities. Despite the Euro's valuation decline, the restructuring of European corporations is still very much at work, which we believe could create compelling investment opportunities in a variety of industries. We are seeing continued evidence of better corporate management, rationalization of businesses, and improved productivity.

We appreciate having you as a shareholder in the Marsico Funds and look forward to being part of your investment program for a long time to come.



Sincerely,

/s/ Thomas F. Marsico

Thomas F. Marsico
Chairman and Chief Executive Officer


SUNSTONE DISTRIBUTION SERVICES, LLC, DISTRIBUTOR FOR THE MARSICO FUNDS.


Fund prices change daily and performance may change significantly during periods of market volatility. To receive current Fund prices and performance information, please call 888-860-8686.

                                                               LETTER
                                                               TO THE
                                                            SHAREHOLDERS
                                                            [CONTINUED]

[FN]
(1) Average annual returns for the Funds since their inception are included in the accompanying financial statements.

(2) Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. Because it is not diversified, the Focus Fund may take larger positions in fewer companies, thereby concentrating its holdings in what the manager believes to be his best investment ideas. Such concentration also increases the overall risk profile of the Fund. The S&P 500(R) Index is a registered trademark of Standard & Poor's and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies that includes the reinvestment of dividends. You cannot invest directly in an index.

(3) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedules of Investments for the percent of each Fund's portfolio represented by the securities mentioned in this letter.

MARSICO FOCUS FUND                                            FUND
SEPTEMBER 30, 2000                                          OVERVIEW


The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

----------------------------------------------------------------------------
PERFORMANCE COMPARISON          ONE YEAR            AVERAGE ANNUAL SINCE
                           (10/1/99 - 9/30/00)  INCEPTION (12/31/97-9/30/00)
----------------------------------------------------------------------------
Marsico Focus Fund               27.42%                    33.69%
----------------------------------------------------------------------------
S&P 500(R) Index                 13.28%                    16.87%
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
9/30/00                                           $2,853,805,008
----------------------------------------------------------------------------

----------------------------------
NET ASSET VALUE
----------------------------------
Net Asset Value Per Share  $22.17
----------------------------------
TOP FIVE HOLDINGS
----------------------------------
EMC Corp.                    8.60%
----------------------------------
Genentech, Inc.              8.08
----------------------------------
Home Depot, Inc.             6.48
----------------------------------
Corning, Inc.                4.93
----------------------------------
Oracle, Corp.                4.77
----------------------------------
SECTOR ALLOCATION(2)
----------------------------------
Technology                  45.61%
----------------------------------
Consumer Cyclical           19.57
----------------------------------
Financial                   16.29
----------------------------------
Industrial                   8.67
----------------------------------
Consumer Non-Cyclical        5.39
----------------------------------
Diversified                  2.68
----------------------------------
Energy                       1.79
----------------------------------

GROWTH OF $10,000(1)
/ /  Marsico Focus Fund
/ /  S&P 500(R) Index

[GRAPH]


[FN]
(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.

(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

     The S&P 500(R) Index is a registered trademark of Standard &
     Poor's Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.

                                                                                     SCHEDULE
MARSICO FOCUS FUND                                                                      OF
SEPTEMBER 30, 2000                                                                  INVESTMENTS

                                                     NUMBER       MARKET VALUE       PERCENT OF
                                                   OF SHARES       IN DOLLARS        NET ASSETS
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE
Boeing Company                                     1,405,014    $   88,515,882           3.10%
General Dynamics Corporation                       1,122,502        70,507,157           2.47
                                                                -------------------------------
                                                                   159,023,039           5.57
-----------------------------------------------------------------------------------------------
BREWERY
Anheuser-Busch Companies, Inc.                     1,269,722        53,725,112           1.88
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE
Adobe Systems, Inc.                                  668,606       103,801,082           3.64
-----------------------------------------------------------------------------------------------
COMPUTERS - MEMORY DEVICES
EMC Corporation*                                   2,476,704       245,503,284           8.60
-----------------------------------------------------------------------------------------------
COMPUTERS - MICRO
Sun Microsystems, Inc.*                            1,010,987       118,032,732           4.14
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES
Citigroup, Inc.                                    1,849,784       100,003,948           3.50
-----------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING
Corning, Inc.                                        473,770       140,709,690           4.93
General Electric Company                           1,744,936       100,660,995           3.53
                                                                -------------------------------
                                                                   241,370,685           8.46
-----------------------------------------------------------------------------------------------
ENTERPRISE SOFTWARE SERVICES
Oracle Corporation*                                1,728,496       136,119,060           4.77
-----------------------------------------------------------------------------------------------
FINANCE - INVESTMENT BANKER/BROKER
Goldman Sachs Group, Inc.                            793,089        90,362,578           3.17
Lehman Brothers Holdings, Inc.                       339,277        50,128,177           1.76
Merrill Lynch & Company, Inc.                      1,609,338       106,216,308           3.72
Morgan Stanley Dean Witter & Co.                   1,168,189       106,816,282           3.74
                                                                -------------------------------
                                                                   353,523,345          12.39
-----------------------------------------------------------------------------------------------
HOTELS & MOTELS
Four Seasons Hotels, Inc.*                           826,862        60,515,963           2.12
-----------------------------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENE
Genentech, Inc.*                                   1,242,180       230,657,299           8.08
-----------------------------------------------------------------------------------------------
MEDICAL - DRUGS
Pfizer, Inc.                                       2,142,440        96,275,897           3.38
-----------------------------------------------------------------------------------------------



                                                                      11


                                                                                     SCHEDULE
MARSICO FOCUS FUND                                                                      OF
SEPTEMBER 30, 2000                                                                  INVESTMENTS
                                                                                    [CONTINUED]


                                                     NUMBER      MARKET VALUE        PERCENT OF
                                                   OF SHARES      IN DOLLARS         NET ASSETS
-----------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-----------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS
Guidant Corporation*                               1,057,322    $   74,739,449           2.62%
-----------------------------------------------------------------------------------------------
MULTIMEDIA
Time Warner, Inc.                                  1,096,270        85,783,127           3.01
-----------------------------------------------------------------------------------------------
NETWORKING PRODUCTS
Cisco Systems, Inc.*                               2,083,554       115,116,359           4.03
-----------------------------------------------------------------------------------------------
OIL COMPANIES - INTEGRATED
BP Amoco PLC ADR                                     941,713        49,910,789           1.75
-----------------------------------------------------------------------------------------------
RETAIL - BUILDING PRODUCTS
The Home Depot, Inc.                               3,486,725       185,014,345           6.48
-----------------------------------------------------------------------------------------------
RETAIL - DISCOUNT
Costco Wholesale Corporation*                      1,860,559        65,003,280           2.28
Wal-Mart Stores, Inc.                              1,418,600        68,270,125           2.39
                                                                -------------------------------
                                                                   133,273,405           4.67
-----------------------------------------------------------------------------------------------
RETAIL - JEWELRY
Tiffany & Co.                                      2,083,074        80,328,541           2.81
-----------------------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS
General Motors Class H*                            2,168,172        80,612,635           2.83
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT
Nortel Networks Corporation                        1,364,496        81,272,793           2.85
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,928,345,198)                                         $2,784,602,889          97.58
                                                                -------------------------------


12


                                                                                   SCHEDULE
MARSICO FOCUS FUND                                                                    OF
SEPTEMBER 30, 2000                                                                INVESTMENTS
                                                                                  [CONTINUED]


                                                  PRINCIPAL/     MARKET VALUE        PERCENT OF
                                                    SHARES        IN DOLLARS         NET ASSETS
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------
Federal Home Loan Bank,
  6.18%, 10/2/00                                 $93,300,000    $   93,283,983           3.27%
SSgA Money Market Fund                               117,651           117,651              -
-----------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
  (COST $93,401,634)                                                93,401,634           3.27
-----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $2,021,746,832)                          2,878,004,523         100.85
Liabilities less Cash and Other Assets                             (24,199,515)         (0.85)
-----------------------------------------------------------------------------------------------
NET ASSETS                                                      $2,853,805,008         100.00%
                                                                ===============================







*  Non-income producing.
See notes to financial statements.


                                                                    STATEMENT
MARSICO FOCUS FUND                                                  OF ASSETS
SEPTEMBER 30, 2000                                                     AND
                                                                   LIABILITIES
                                                         (AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
Investments, at value (cost $2,021,747)                             $2,878,005
Foreign currency (cost $51)                                                 48
Receivable for investments sold                                         91,277
Receivable for capital stock sold                                        1,469
Interest and dividends receivable                                          675
Organizational expenses, net of accumulated amortization                    62
Prepaid expenses and other assets                                           16
                                                         ----------------------
TOTAL ASSETS                                                         2,971,552
                                                         ----------------------
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Payable for investments purchased                                      109,636
Payable for capital stock redeemed                                       4,677
Accrued investment advisory fee                                          2,049
Accrued distribution fee                                                   628
Accrued expenses and other liabilities                                     757
                                                         ----------------------
TOTAL LIABILITIES                                                      117,747
                                                         ----------------------
NET ASSETS                                                          $2,853,805
                                                         ======================
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
Paid-in-capital                                                     $1,874,426
Undistributed net investment loss                                          (42)
Undistributed net realized gain on
   investments and options written                                     122,607
Undistributed net realized gain on
   foreign currency transactions                                           559
Net unrealized appreciation on investments
   and foreign currency translations                                   856,255
                                                         ----------------------
NET ASSETS                                                          $2,853,805
                                                         ======================

SHARES OUTSTANDING, $0.001 par value
   (UNLIMITED SHARES AUTHORIZED)                                       128,702
                                                         ----------------------
NET ASSET VALUE, REDEMPTION PRICE,
   AND OFFERING PRICE PER SHARE
   (NET ASSETS/SHARES OUTSTANDING)*                                 $    22.17
                                                         ======================

*  Not in thousands.
See notes to financial statements.

MARSICO FOCUS FUND                                                   STATEMENT
FOR THE YEAR ENDED                                                      OF
SEPTEMBER 30, 2000                                                  OPERATIONS

                                                         (AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                              $  5,952
Dividends (net of $129 of non-reclaimable
   foreign withholding taxes)                                           10,752
                                                         ----------------------
TOTAL INVESTMENT INCOME                                                 16,704
                                                         ----------------------

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment advisory fees                                                25,072
Distribution fees                                                        7,374
Transfer agent fees and expenses                                         3,156
Printing and postage expenses                                              531
Custody and fund accounting fees                                           382
Fund administration fees                                                   338
State registration fees                                                    159
Trustees' fees and expenses                                                149
Professional fees                                                           48
Amortization of organizational costs                                        27
Miscellaneous                                                              109
                                                         ----------------------
TOTAL EXPENSES                                                          37,345
Less expenses paid indirectly                                             (316)
                                                         ----------------------
NET EXPENSES                                                            37,029
                                                         ----------------------
NET INVESTMENT LOSS                                                    (20,325)
                                                         ----------------------

-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------
Net realized gain on investments                                       187,280
Net realized loss on options written                                   (16,028)
Net realized gain on foreign currency transactions                         583
Change in unrealized appreciation/depreciation on
   investments and foreign currency translations                       469,292
                                                         ----------------------
Net Gain on Investments                                                641,127
                                                         ----------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                          $620,802
                                                         ======================


See notes to financial statements.

                                                                   STATEMENTS
MARSICO FOCUS FUND                                                 OF CHANGES
                                                                 IN NET ASSETS

                                                        YEAR           YEAR
                                                       ENDED          ENDED
(AMOUNTS IN THOUSANDS)                                9/30/00        9/30/99
-------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------
Net investment loss                                 $  (20,325)     $   (7,311)
Net realized gain on investments                       187,280          29,235
Net realized loss on options written                   (16,028)           (764)
Net realized gain on foreign currency transactions         583           3,073
Change in unrealized appreciation/depreciation
   on investments and foreign currency translations    469,292         401,160
                                                    ---------------------------
Net increase in net assets
   resulting from operations                           620,802         425,393
                                                    ---------------------------

-------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------
Net realized gains                                      (5,242)              -
                                                    ---------------------------

-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------
Proceeds from sale of shares                         1,298,521       1,659,307
Proceeds from reinvestment of distributions              5,128               -
Redemption of shares                                (1,323,545)       (684,816)
                                                    ---------------------------
Net increase (decrease)
   from capital share transactions                     (19,896)        974,491
                                                    ---------------------------
TOTAL INCREASE IN NET ASSETS                           595,664       1,399,884
                                                    ---------------------------

-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                                  2,258,141         858,257
END OF PERIOD                                       $2,853,805      $2,258,141
                                                    ===========================
-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
-------------------------------------------------------------------------------
Shares sold                                             60,056         103,441
Shares issued in reinvestment of distributions             239               -
Shares redeemed                                        (61,118)        (43,360)
                                                    ---------------------------
NET INCREASE (DECREASE)                                   (823)         60,081
                                                    ===========================


See notes to financial statements.

MARSICO FOCUS FUND                                                             FINANCIAL
FOR A FUND SHARE OUTSTANDING                                                  HIGHLIGHTS
THROUGHOUT THE PERIOD

                                                    YEAR             YEAR        12/31/97*
                                                   ENDED            ENDED           TO
                                                  9/30/00          9/30/99        9/30/98
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                             $17.43           $12.36         $10.00

----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------
Net investment loss                                 (0.16)           (0.06)         (0.01)
Net realized and unrealized
   gains on investments                              4.94             5.13           2.37
                                               -----------------------------------------------
Total from investment operations                     4.78             5.07           2.36
                                               -----------------------------------------------

----------------------------------------------------------------------------------------------
DISTRIBUTIONS
----------------------------------------------------------------------------------------------
Net realized gains                                  (0.04)               -              -
                                               -----------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $22.17           $17.43         $12.36
                                               ===============================================

TOTAL RETURN                                        27.42%           41.02%         23.60%(1)

----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------------------------------------------------------------------------
Net assets, end of period (000s)               $2,853,805       $2,258,141       $858,257
Ratio of expenses to average
   net assets, before expenses
   paid indirectly                                   1.27%            1.31%          1.56%(2)
Ratio of net investment loss to
   average net assets, net of
   expenses paid indirectly                         (0.69)%          (0.43)%        (0.27)%(2)
Ratio of net investment loss to
   average net assets, before
   expenses paid indirectly                         (0.70)%          (0.45)%        (0.27)%(2)
Portfolio turnover rate                               176%             173%           170%(1)

*  Inception.
(1)  Not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
See notes to financial statements.

MARSICO GROWTH &                                                 FUND
INCOME FUND                                                    OVERVIEW
SEPTEMBER 30, 2000

The Growth & Income Fund invests primarily in the common stocks of large companies that are selected for their growth potential. In addition, at least 25% of its total assets are invested in securities that have income potential.

----------------------------------------------------------------------------------
PERFORMANCE COMPARISON              ONE YEAR             AVERAGE ANNUAL SINCE
                              (10/1/99 - 9/30/00)   INCEPTION (12/31/97 - 9/30/00)
----------------------------------------------------------------------------------
Marsico Growth & Income Fund         28.53%                     30.86%
----------------------------------------------------------------------------------
S&P 500(R) Index                     13.28%                     16.87%
----------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------
9/30/00                                       $1,002,721,610
----------------------------------------------------------------------------------

-------------------------------------------
NET ASSET VALUE
-------------------------------------------
Net Asset Value Per Share           $20.82
-------------------------------------------
TOP FIVE EQUITY HOLDINGS
-------------------------------------------
EMC Corp.                             7.54%
-------------------------------------------
Genentech, Inc.                       6.82
-------------------------------------------
Oracle Corp.                          4.66
-------------------------------------------
Corning, Inc.                         4.53
-------------------------------------------
Citigroup, Inc.                       4.32
-------------------------------------------
SECTOR ALLOCATION(2)
-------------------------------------------
Technology                           39.99%
-------------------------------------------
Consumer Cyclical                    20.75
-------------------------------------------
Financial                            16.07
-------------------------------------------
Industrial                            9.85
-------------------------------------------
Consumer Non-Cyclical                 8.97
-------------------------------------------
Energy                                1.89
-------------------------------------------
Utilities                             1.40
-------------------------------------------
Diversified                           1.08
-------------------------------------------

GROWTH OF $10,000(1)
/ /  Marsico Growth & Income Fund
/ /  S&P 500(R) Index

          [GRAPH]

(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.

(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

     The S&P 500(R) Index is a registered trademark of Standard &
     Poor's Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.

MARSICO GROWTH &                                                                  SCHEDULE
INCOME FUND                                                                          OF
SEPTEMBER 30, 2000                                                               INVESTMENTS

                                                     NUMBER       MARKET VALUE       PERCENT OF
                                                    OF SHARES      IN DOLLARS        NET ASSETS
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
ADVERTISING AGENCIES
Omnicom Group, Inc.                                   36,459       $ 2,659,228           0.27%
-----------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE
Boeing Company                                       283,728        17,874,864           1.78
General Dynamics Corporation                         392,565        24,657,989           2.46
                                                                   ----------------------------
                                                                    42,532,853           4.24
-----------------------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS
Sony Corporation - ADR*                              123,500        12,465,781           1.24
-----------------------------------------------------------------------------------------------
AUTOMOTIVE - CARS & LIGHT TRUCKS
Ford Motor Company                                    41,978         1,062,568           0.11
-----------------------------------------------------------------------------------------------
BEVERAGES NON-ALCOHOLIC
Coca-Cola Enterprises, Inc.                          196,491         3,131,575           0.31
Pepsi Bottling Group, Inc.                           156,737         4,711,906           0.47
                                                                   ----------------------------
                                                                     7,843,481           0.78
-----------------------------------------------------------------------------------------------
BREWERY
Anheuser-Busch Companies, Inc.                       433,978        18,362,694           1.83
-----------------------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL
M.D.C. Holdings, Inc.                                239,956         6,238,856           0.62
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE
Adobe Systems, Inc.                                  179,504        27,867,996           2.78
-----------------------------------------------------------------------------------------------
COMPUTERS - MEMORY DEVICES
EMC Corporation*                                     763,068        75,639,116           7.54
Veritas Software Corporation*                         14,545         2,065,390           0.21
                                                                   ----------------------------
                                                                    77,704,506           7.75
-----------------------------------------------------------------------------------------------
COMPUTERS - MICRO
Sun Microsystems, Inc.*                              330,495        38,585,291           3.85
-----------------------------------------------------------------------------------------------
COSMETICS & TOILETRIES
Estee Lauder Companies, Inc. - Class A                57,837         2,118,280           0.21
-----------------------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT
Automatic Data Processing, Inc.                      114,758         7,674,441           0.77
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES
Citigroup, Inc.                                      801,340        43,322,444           4.32
-----------------------------------------------------------------------------------------------

                                                                      19





MARSICO GROWTH &                                                                  SCHEDULE
INCOME FUND                                                                          OF
SEPTEMBER 30, 2000                                                               INVESTMENTS
                                                                                 [CONTINUED]

                                                     NUMBER       MARKET VALUE        PERCENT OF
                                                    OF SHARES      IN DOLLARS         NET ASSETS
------------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING
Corning, Inc.                                        152,962       $45,429,714            4.53%
General Electric Company                             639,550        36,894,041            3.68
                                                                   -----------------------------
                                                                    82,323,755            8.21
------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - MISCELLANEOUS
Celestica, Inc.*                                      13,062           904,543            0.09
Flextronics International Ltd.*                      127,992        10,511,343            1.05
Sanmina Corporation*                                  18,972         1,776,254            0.18
                                                                   -----------------------------
                                                                    13,192,140            1.32
------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - SEMICONDUCTORS
Applied Micro Circuits Corporation                    44,268         9,166,243            0.91
------------------------------------------------------------------------------------------------
ENTERPRISE SOFTWARE SERVICES
Oracle Corporation*                                  593,389        46,729,384            4.66
------------------------------------------------------------------------------------------------
FINANCE - CREDIT CARD
American Express Company                              84,721         5,146,801            0.52
------------------------------------------------------------------------------------------------
FINANCE - INVESTMENT BANKER/BROKER
Goldman Sachs Group, Inc.                            278,418        31,722,251            3.16
Lehman Brothers Holdings, Inc.                        48,479         7,162,772            0.71
Merrill Lynch & Company, Inc.                        347,188        22,914,408            2.29
Morgan Stanley Dean Witter & Co.                     386,472        35,338,033            3.52
                                                                   -----------------------------
                                                                    97,137,464            9.68
------------------------------------------------------------------------------------------------
HOTELS & MOTELS
Four Seasons Hotels, Inc.*                           345,914        25,316,581            2.53
------------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER
Calpine Corporation*                                  71,106         7,421,689            0.74
Southern Energy, Inc.*                               198,870         6,239,546            0.62
                                                                   -----------------------------
                                                                    13,661,235            1.36
------------------------------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENE
Genentech, Inc.*                                     368,323        68,392,977            6.82
------------------------------------------------------------------------------------------------
MEDICAL - DRUGS
Merck & Co., Inc.                                    132,326         9,850,017            0.98
Pfizer, Inc.                                         756,421        33,991,669            3.39
                                                                   -----------------------------
                                                                    43,841,686            4.37
------------------------------------------------------------------------------------------------

20



MARSICO GROWTH &                                                                  SCHEDULE
INCOME FUND                                                                          OF
SEPTEMBER 30, 2000                                                               INVESTMENTS
                                                                                 [CONTINUED]

                                                     NUMBER       MARKET VALUE        PERCENT OF
                                                    OF SHARES      IN DOLLARS         NET ASSETS
------------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS
Guidant Corporation*                                 149,560      $ 10,572,023            1.05%
------------------------------------------------------------------------------------------------
MEDICAL - WHOLESALE DRUG DISTRIBUTORS
Priority Healthcare Corporation - Class B*           177,087        13,502,884            1.35
------------------------------------------------------------------------------------------------
MULTIMEDIA
Comcast Corporation - Class A                        565,027        23,130,793            2.31
Time Warner, Inc.                                    370,658        29,003,988            2.89
                                                                  ------------------------------
                                                                    52,134,781            5.20
------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS
Cisco Systems, Inc. *                                313,629        17,328,002            1.73
------------------------------------------------------------------------------------------------
OIL COMPANIES - INTEGRATED
BP Amoco PLC ADR                                     349,321        18,514,013            1.85
------------------------------------------------------------------------------------------------
RETAIL - BUILDING PRODUCTS
The Home Depot, Inc.                                 678,144        35,984,016            3.59
------------------------------------------------------------------------------------------------
RETAIL - DISCOUNT
Costco Wholesale Corporation*                        649,506        22,692,116            2.26
Wal-Mart Stores, Inc.                                496,072        23,873,465            2.38
                                                                  ------------------------------
                                                                    46,565,581            4.64
------------------------------------------------------------------------------------------------
RETAIL - FOOD
Safeway, Inc.*                                        43,624         2,036,696            0.20
------------------------------------------------------------------------------------------------
RETAIL - JEWELRY
Tiffany & Co.                                        531,060        20,479,001            2.04
------------------------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS
General Motors Class H*                              650,877        24,199,607            2.41
------------------------------------------------------------------------------------------------
SUPER-REGIONAL BANKS U.S.
Northern Trust Corporation                           130,320        11,582,190            1.16
------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT
Nortel Networks Corporation                          317,005        18,881,610            1.88
------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $658,015,085)                                             $965,127,089           96.25
                                                                  ------------------------------

                                                                      21




MARSICO GROWTH &                                                                  SCHEDULE
INCOME FUND                                                                          OF
SEPTEMBER 30, 2000                                                               INVESTMENTS
                                                                                 [CONTINUED]

                                               PRINCIPAL AMOUNT    MARKET VALUE       PERCENT OF
                                                  IN DOLLARS        IN DOLLARS        NET ASSETS
------------------------------------------------------------------------------------------------
CORPORATE BONDS
------------------------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL
M.D.C. Holdings, Inc.,
   8.375%, 2/1/08                                $ 2,700,000       $ 2,578,500            0.26%
------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - MISCELLANEOUS
Analog Devices, Inc.,
   4.75%, 10/1/05(1)                              10,000,000        10,293,750            1.03
------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $12,627,532)                                               12,872,250            1.29
                                                                   -----------------------------

                                                  PRINCIPAL/      MARKET VALUE        PERCENT OF
                                                    SHARES         IN DOLLARS         NET ASSETS
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------
Federal Home Loan Bank,
   6.18%, 10/2/00                                 44,600,000        44,592,343            4.45
SSgA Money Market Fund                                43,395            43,395               -
------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (COST $44,635,738)                                               44,635,738            4.45
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $715,278,355)                            1,022,635,077          101.99
Liabilities less Cash and Other Assets                             (19,913,467)          (1.99)
------------------------------------------------------------------------------------------------
NET ASSETS                                                      $1,002,721,610          100.00%
                                                                ================================

*    Non-income producing.

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the value of those securities amounted to approximately $10,293,750 or 1.03% of net assets.

See notes to financial statements.

MARSICO GROWTH &                                           STATEMENT OF ASSETS
INCOME FUND                                                         AND
SEPTEMBER 30, 2000                                              LIABILITIES

                                                         (AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
Investments, at value (cost $715,278)                               $1,022,635
Foreign currency (cost $15)                                                 14
Receivable for investments sold                                         22,240
Receivable for capital stock sold                                          509
Interest and dividends receivable                                          318
Organizational expenses, net of accumulated amortization                    62
Prepaid expenses and other assets                                           11
                                                         ----------------------
TOTAL ASSETS                                                         1,045,789
                                                         ----------------------
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Payable for investments purchased                                       38,444
Payable for capital stock redeemed                                       3,292
Accrued investment advisory fee                                            716
Accrued distribution fee                                                   278
Accrued expenses and other liabilities                                     337
                                                         ----------------------
TOTAL LIABILITIES                                                       43,067
                                                         ----------------------
NET ASSETS                                                          $1,002,722
                                                         ======================
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
Paid-in-capital                                                     $  689,945
Undistributed net investment loss                                          (42)
Undistributed net realized gain on investments
   and options written                                                   5,045
Undistributed net realized gain on
   foreign currency transactions                                           418
Net unrealized appreciation on investments and foreign
   currency translations                                               307,356
                                                         ----------------------
NET ASSETS                                                          $1,002,722
                                                         ======================

SHARES OUTSTANDING, $0.001 PAR VALUE
   (UNLIMITED SHARES AUTHORIZED)                                        48,157
                                                         ----------------------
NET ASSET VALUE, REDEMPTION PRICE,
   AND OFFERING PRICE PER SHARE
   (NET ASSETS/SHARES OUTSTANDING)*                                 $    20.82
                                                         ======================

*  Not in thousands.
See notes to financial statements.

MARSICO GROWTH &                                                     STATEMENT
INCOME FUND                                                             OF
FOR THE YEAR ENDED                                                  OPERATIONS
SEPTEMBER 30, 2000

                                                         (AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                              $  3,667
Dividends (net of $37 non-reclaimable foreign
   withholding taxes)                                                    3,838
                                                         ----------------------
TOTAL INVESTMENT INCOME                                                  7,505
                                                         ----------------------

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment advisory fees                                                 8,433
Distribution fees                                                        2,480
Transfer agent fees and expenses                                         1,069
Fund administration fees                                                   217
Printing and postage expenses                                              182
Custody and fund accounting fees                                           171
Trustees' fees and expenses                                                149
Federal and state registration fees                                        114
Professional fees                                                           48
Amortization of organizational costs                                        27
Miscellaneous                                                               33
                                                         ----------------------
TOTAL EXPENSES                                                          12,923
Less expenses paid indirectly                                              (66)
                                                         ----------------------
NET EXPENSES                                                            12,857
                                                         ----------------------
NET INVESTMENT LOSS                                                     (5,352)
                                                         ----------------------

-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------
Net realized gain on investments                                        13,005
Net realized loss on options written                                    (4,345)
Net realized gain on foreign currency transactions                         422
Change in unrealized appreciation/depreciation on
   investments and foreign currency translations                       200,151
                                                         ----------------------
Net Gain on Investments                                                209,233
                                                         ----------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                          $203,881
                                                         ======================

See notes to financial statements.

                                                                   STATEMENTS
MARSICO GROWTH &                                                   OF CHANGES
INCOME FUND                                                      IN NET ASSETS

                                                     YEAR ENDED     YEAR ENDED
(AMOUNTS IN THOUSANDS)                                 9/30/00        9/30/99
-------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------
Net investment loss                                  $   (5,352)     $  (2,348)
Net realized gain on investments                         13,005         19,293
Net realized loss on options written                     (4,345)          (264)
Net realized gain on foreign currency transactions          422              -
Change in unrealized appreciation/depreciation
   on investments and foreign currency translations     200,151        110,403
                                                     --------------------------
Net increase in net assets
   resulting from operations                            203,881        127,084
                                                     --------------------------

-------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------
Net realized gains                                       (5,226)             -
                                                     --------------------------

-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------
Proceeds from sale of shares                            551,926        512,070
Proceeds from reinvestment of distributions               5,019              -
Redemption of shares                                   (441,368)      (214,183)
                                                     --------------------------
Net increase from capital share transactions            115,577        297,887
                                                     --------------------------
TOTAL INCREASE IN NET ASSETS                            314,232        424,971
                                                     --------------------------

-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                                     688,490        263,519
END OF PERIOD                                        $1,002,722      $ 688,490
                                                     ==========================

-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
-------------------------------------------------------------------------------
Shares sold                                              27,162         32,231
Shares issued in reinvestment of distributions              250              -
Shares redeemed                                         (21,524)       (12,795)
                                                     --------------------------
NET INCREASE                                              5,888         19,436
                                                     ==========================

See notes to financial statements.

MARSICO GROWTH &                                                               FINANCIAL
INCOME FUND                                                                   HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                      YEAR           YEAR        12/31/97*
                                                     ENDED          ENDED           TO
                                                    9/30/00        9/30/99        9/30/98
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                              $    16.29       $  11.54       $  10.00

----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------
Net investment loss                                   (0.11)         (0.06)         (0.01)
Net realized and unrealized
   gains on investments                                4.75           4.81           1.55
                                                 ---------------------------------------------
Total from investment operations                       4.64           4.75           1.54
                                                 ---------------------------------------------

----------------------------------------------------------------------------------------------
DISTRIBUTIONS
----------------------------------------------------------------------------------------------
Net realized gains                                    (0.11)             -              -

NET ASSET VALUE, END OF PERIOD                       $20.82         $16.29       $  11.54

TOTAL RETURN                                          28.53%         41.16%         15.40%(1)
                                                 =============================================

----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------------------------------------------------------------------------
Net assets, end of period (000s)                 $1,002,722       $688,490       $263,519
Ratio of expenses to average net assets,
   less waivers and before expenses
   paid indirectly                                     1.30%          1.43%          1.51%(2)
Ratio of net investment loss to average
   net assets, net of waivers and expenses
   paid indirectly                                    (0.54)%        (0.46)%        (0.14)%(2)
Ratio of expenses to average net assets,
   before waivers and expenses paid indirectly         1.30%          1.43%          1.78%(2)
Ratio of net investment loss to average
   net assets, before waivers and expenses
   paid indirectly                                    (0.55)%        (0.47)%        (0.41)%(2)
Portfolio turnover rate                                 137%           137%           141%(1)


*    Inception.

(1)  Not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

See notes to financial statements.

November 2000                                       [PHOTO]
                                     -- James Hillary, portfolio manager


MARSICO 21ST CENTURY FUND

I was very pleased when Tom Marsico asked me to manage the Marsico 21st Century Fund--the first Marsico Fund without Tom at the helm. The Fund is a logical extension of the Focus Fund and the Growth & Income Fund. As we at Marsico Capital Management research many of the primarily large capitalization ideas for those Funds, we discover many companies that, while representing compelling opportunities to us, may not be appropriate for those Funds. The 21st Century Fund can take advantage of these investment opportunities in smaller capitalization companies and can share the ideas and research on the larger capitalization companies we follow in our other portfolios.

The 21st Century Fund shares the same investment process and philosophy with the other Marsico Funds using, however, a more aggressive approach to managing the portfolio. We blend "top-down" economic analysis with "bottom-up" stock selection. We analyze broad macroeconomic data and industry trends and then identify companies we believe will benefit from those trends. We look for companies that have strong management teams and sound business models. In constructing the portfolio for the 21st Century Fund, we focus not only on core growth companies (e.g., EMC, Merck and Citigroup) but also on aggressive growth companies (e.g. Qualcomm, Xilinx and Intermune) and companies undergoing significant changes.(1) When we find companies that meet our investment standards, we try to weather short-term setbacks that we don't believe impact the overall long-term valuation of a security. We typically sell when the equity becomes overvalued, it is displaced by a better opportunity, when the management of

                                                               LETTER
                                                               TO THE
                                                            SHAREHOLDERS
                                                            [CONTINUED]

the company fails to deliver results on key metrics or when an external event impairs the long-term potential of the company.

The Fund opened on February 1st and produced strong gains during its initial weeks of operation, led primarily by its technology-related positions (particularly aerospace/defense, semiconductors, and telecommunications equipment and services). The sharp decline in the Nasdaq that began in mid-March adversely affected the Fund's returns throughout most of the second and third quarters of 2000. The Fund's performance in the third quarter improved over the second quarter with four of the more significant technology-related positions in the Fund, Corning, EMC Corporation, Applied Micro Circuits, and Adobe Systems, producing solid returns. Performance was also helped in the third quarter by new security issuances and the Fund's positions in certain health care-related and financial services positions. Areas of weakness included cellular-related positions, aerospace/defense, and certain other technology-related holdings, particularly semiconductors, software, and Internet "content" companies.

The total return of the Fund from its February 1st inception to September 30th was 8.60%. That result compares favorably to the S&P 500(R) Index and the Nasdaq which had total returns of 3.83% and -6.69% respectively for the same period.(2)

As you will note from the accompanying financial statements, over 50% of the Fund was invested in technology-related companies as of September 30, 2000, the end of the Fund's fiscal year. I believe that, notwithstanding the inherent volatility and additional risks in technology stocks, this sector offers potential for long-term growth and capital appreciation. The remainder of the portfolio as of September 30, 2000 was invested in a diverse group of leading companies

                                                               LETTER
                                                               TO THE
                                                            SHAREHOLDERS
                                                            [CONTINUED]

ranging from financial services (e.g., Citigroup) to health care (e.g., Merck) to energy (e.g., Cooper Cameron).

The volatility in the market and the decline in the Nasdaq have generally worked against the Fund since March. To the extent the Fed is accomplishing its task of slowing the economy, I believe that there could be significant buying opportunities and the potential to generate positive returns. Thank you for being an investor in the Fund.


Sincerely,

/s/ James Hillary

James Hillary

Portfolio Manager


SUNSTONE DISTRIBUTION SERVICES, LLC, DISTRIBUTOR FOR THE MARSICO FUNDS.


Fund prices change daily and performance may change significantly during periods of market volatility. To receive current Fund prices and performance information, please call 888-860-8686.

[FN]
(1) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of the Fund's portfolio represented by the securities mentioned in this letter.

(2) Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. The S&P 500(R) Index is a registered trademark of Standard & Poor's and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies that includes the reinvestment of dividends. You cannot invest directly in an index. The performance return for the 21st Century Fund reflects a fee waiver in effect; in the absence of such a waiver, the return would be reduced. The Fund achieved its short-term performance through, among other things, investments in favorable markets, new security issuances and investments in technology issuers, which may not be sustainable. The Fund's performance, especially for short time periods, should not be the sole factor in making an investment decision.

MARSICO 21ST                                                     FUND
CENTURY FUND                                                   OVERVIEW
SEPTEMBER 30, 2000

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks.

------------------------------------------------------------------------
PERFORMANCE COMPARISON                          SINCE INCEPTION (2/1/00)
------------------------------------------------------------------------
Marsico 21st Century Fund                                    8.60%(1)
------------------------------------------------------------------------
S&P 500(R) Index                                             3.83%
------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------
9/30/00                                               $130,172,642
------------------------------------------------------------------------

-------------------------------------
NET ASSET VALUE
-------------------------------------
Net Asset Value Per Share     $10.86
-------------------------------------
TOP FIVE HOLDINGS
-------------------------------------
EMC Corporation                 5.41%
-------------------------------------
Corning, Inc.                   4.76
-------------------------------------
Genentech, Inc.                 4.28
-------------------------------------
Citigroup, Inc.                 4.19
-------------------------------------
Guidant Corporation             3.92
-------------------------------------
SECTOR ALLOCATION(3)
-------------------------------------
Technology                     58.38%
-------------------------------------
Industrial                      9.82
-------------------------------------
Consumer Non-Cyclical           7.89
-------------------------------------
Financial                       6.78
-------------------------------------
Energy                          5.11
-------------------------------------
Utilities                       4.82
-------------------------------------
Diversified                     3.94
-------------------------------------
Consumer Cyclical               3.12
-------------------------------------
Transportation                  0.14
-------------------------------------

GROWTH OF $10,000(2)
/ /  Marsico 21st Century Fund
/ /  S&P 500(R) Index

          [GRAPH]

(1) The performance returns for the 21st Century Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. The Fund achieved its short-term performance through, among other things, investments in favorable markets, new security issuances and investments in technology issuers, which may not be sustainable.

(2) This chart assumes an initial investment of $10,000 made on February 1, 2000 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost. The S&P 500(R) Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.

(3) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

30

MARSICO 21ST                                                                       SCHEDULE
CENTURY FUND                                                                          OF
SEPTEMBER 30, 2000                                                                INVESTMENTS


                                                      NUMBER      MARKET VALUE       PERCENT OF
                                                    OF SHARES      IN DOLLARS        NET ASSETS
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS
Sprint Corporation*                                   50,369       $ 1,766,063           1.36%
-----------------------------------------------------------------------------------------------
CHEMICALS - DIVERSIFIED
Cabot Microelectronics Corporation*                   10,000           480,000           0.37
-----------------------------------------------------------------------------------------------
CIRCUITS
Analog Devices, Inc.*                                 61,000         5,036,313           3.87
-----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES
Wireless Facilities, Inc.*                            37,400         2,157,513           1.66
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE
Adobe Systems, Inc.                                   26,397         4,098,134           3.15
-----------------------------------------------------------------------------------------------
COMPUTERS - MEMORY DEVICES
EMC Corporation*                                      70,982         7,036,091           5.41
-----------------------------------------------------------------------------------------------
COMPUTERS - MICRO
Sun Microsystems, Inc.*                               23,270         2,716,772           2.09
-----------------------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT
Automatic Data Processing, Inc.                       42,467         2,839,981           2.18
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES
Citigroup, Inc.                                      100,998         5,460,204           4.19
-----------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING
Corning, Inc.                                         20,882         6,201,954           4.76
-----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - MISCELLANEOUS
Celestica, Inc.*                                      48,881         3,385,009           2.60
-----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - SEMICONDUCTORS
Advanced Micro Devices, Inc.*                         75,000         1,771,875           1.36
Applied Micro Circuits Corporation                    23,403         4,845,884           3.72
Parthus Technologies, PLC*                           106,200           424,060           0.33
PMC Sierra, Inc.*                                      7,311         1,573,693           1.21
Xilinx, Inc.*                                         30,000         2,568,750           1.97
                                                                   ----------------------------
                                                                    11,184,262           8.59
-----------------------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS
Agilent Technologies, Inc.*                           64,574         3,160,090           2.43
-----------------------------------------------------------------------------------------------
ENTERPRISE SOFTWARE SERVICES
Oracle Corporation*                                   33,818         2,663,167           2.04
-----------------------------------------------------------------------------------------------

                                                                      31



MARSICO 21ST                                                                       SCHEDULE
CENTURY FUND                                                                          OF
SEPTEMBER 30, 2000                                                                INVESTMENTS
                                                                                  [CONTINUED]

                                                     NUMBER        MARKET VALUE      PERCENT OF
                                                   OF SHARES        IN DOLLARS       NET ASSETS
-----------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-----------------------------------------------------------------------------------------------
FINANCE - INVESTMENT BANKER/BROKER
Merrill Lynch & Company, Inc.                         50,672       $ 3,344,352           2.57%
-----------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER
Calpine Corporation*                                  38,835         4,053,403           3.11
Southern Energy, Inc.*                                70,000         2,196,250           1.69
                                                                   ----------------------------
                                                                     6,249,653           4.80
-----------------------------------------------------------------------------------------------
INTERNET SOFTWARE
America Online, Inc.*                                 57,697         3,101,214           2.38
Exodus Communications, Inc.*                          50,359         2,486,476           1.91
Liberate Technologies, Inc.*                          55,000         1,591,563           1.22
Software.com, Inc.*                                   10,560         1,915,980           1.47
Vitria Technology, Inc.*                              15,000           699,375           0.54
                                                                   ----------------------------
                                                                     9,794,608           7.52
-----------------------------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENE
Genentech, Inc.*                                      30,000         5,570,625           4.28
Intermune Pharmaceuticals, Inc.*                      77,277         4,192,277           3.22
Large Scale Biology Corporation*                      41,829         1,369,900           1.05
                                                                   ----------------------------
                                                                    11,132,802           8.55
-----------------------------------------------------------------------------------------------
MEDICAL - DRUGS
Merck & Co., Inc.                                     61,080         4,546,642           3.49
Pfizer, Inc.                                          48,290         2,170,032           1.67
                                                                   ----------------------------
                                                                     6,716,674           5.16
-----------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS
Cytyc Corporation*                                    50,000         2,156,250           1.66
Guidant Corporation*                                  72,273         5,108,798           3.92
                                                                   ----------------------------
                                                                     7,265,048           5.58
-----------------------------------------------------------------------------------------------
NETWORKING PRODUCTS
Avici Systems, Inc.*                                  16,643         1,583,165           1.22
-----------------------------------------------------------------------------------------------
OIL - FIELD MACHINERY & EQUIPMENT
Cooper Cameron Corporation*                           55,735         4,106,973           3.15
-----------------------------------------------------------------------------------------------
OIL - FIELD SERVICES
Halliburton Company                                   51,475         2,519,058           1.94
-----------------------------------------------------------------------------------------------

32



MARSICO 21ST                                                                       SCHEDULE
CENTURY FUND                                                                          OF
SEPTEMBER 30, 2000                                                                INVESTMENTS
                                                                                  [CONTINUED]

                                                     NUMBER       MARKET VALUE       PERCENT OF
                                                   OF SHARES       IN DOLLARS        NET ASSETS
-----------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-----------------------------------------------------------------------------------------------
POWER CONVERTERS/POWER SUPPLY EQUIPMENT
Proton Energy Systems, Inc.*                           5,000      $    143,125           0.11%
-----------------------------------------------------------------------------------------------
RADIO
Clear Channel Communications, Inc.*                   63,345         3,578,993           2.75
-----------------------------------------------------------------------------------------------
RETAIL - BUILDING PRODUCTS
The Home Depot, Inc.                                  57,191         3,034,697           2.33
-----------------------------------------------------------------------------------------------
RETAIL - JEWELRY
Tiffany & Co.                                         26,432         1,019,284           0.78
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT
Nortel Networks Corporation                           76,735         4,570,528           3.51
QUALCOMM, Inc.*                                       54,726         3,899,227           3.00
                                                                  -----------------------------
                                                                     8,469,755           6.51
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES
Floware Wireless Systems Ltd.*                        48,729         1,213,657           0.93
Level 3 Communications, Inc.*                         16,090         1,240,941           0.95
                                                                  -----------------------------
                                                                     2,454,598           1.88
-----------------------------------------------------------------------------------------------
TRANSPORTATION - MARINE
Teekay Shipping Corporation                            3,773           177,095           0.14
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $115,923,773)                            129,775,433          99.69
                                                                  -----------------------------

                                                  PRINCIPAL/      MARKET VALUE       PERCENT OF
                                                    SHARES         IN DOLLARS        NET ASSETS
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------
Federal Home Loan Bank,
   6.18%, 10/2/00                                  6,300,000         6,298,918           4.84
SSgA Money Market Fund                                87,573            87,573           0.07
-----------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (COST $6,386,491)                                                 6,386,491           4.91
-----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $122,310,264)                              136,161,924         104.60
Liabilities less Other Assets                                       (5,989,282)         (4.60)
-----------------------------------------------------------------------------------------------
NET ASSETS                                                        $130,172,642         100.00%
                                                                  =============================

*  Non-income producing.
See notes to financial statements.

                                                                      33

                                                                    STATEMENT
MARSICO 21ST                                                        OF ASSETS
CENTURY FUND                                                           AND
SEPTEMBER 30, 2000                                                 LIABILITIES

                                                         (AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
Investments, at value (cost $122,310)                                 $136,162
Receivable for capital stock sold                                           48
Interest and dividends receivable                                           25
Prepaid expenses and other assets                                           11
                                                         ----------------------
TOTAL ASSETS                                                           136,246
                                                         ----------------------

-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Payable for investments purchased                                        5,708
Payable for capital stock redeemed                                          96
Accrued investment advisory fee                                             69
Accrued distribution fee                                                    40
Accrued expenses and other liabilities                                     160
                                                         ----------------------
TOTAL LIABILITIES                                                        6,073
                                                         ----------------------
NET ASSETS                                                            $130,173
                                                         ======================

-------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
Paid-in-capital                                                       $146,210
Undistributed net investment loss                                          (65)
Undistributed net realized loss on investments                         (29,722)
Undistributed net realized loss on
   foreign currency transactions                                          (102)
Net unrealized appreciation on investments and foreign
   currency translations                                                13,852
                                                         ----------------------
NET ASSETS                                                            $130,173
                                                         ======================

SHARES OUTSTANDING, $0.001 PAR VALUE
   (UNLIMITED SHARES AUTHORIZED)                                        11,982
                                                         ----------------------
NET ASSET VALUE, REDEMPTION PRICE,
   AND OFFERING PRICE PER SHARE
   (NET ASSETS/SHARES OUTSTANDING)*                                   $  10.86
                                                         ======================

*  Not in thousands.
See notes to financial statements.

MARSICO 21ST                                                        STATEMENT
CENTURY FUND                                                           OF
FOR THE PERIOD FEBRUARY 1, 2000*                                   OPERATIONS
TO SEPTEMBER 30, 2000

                                                        (AMOUNTS IN THOUSANDS)
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                              $    281
Dividends (net of $3 non-reclaimable foreign
   withholding taxes)                                                      233
                                                         ----------------------
TOTAL INVESTMENT INCOME                                                    514
                                                         ----------------------

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment advisory fees                                                   756
Distribution fees                                                          223
Transfer agent fees and expenses                                           147
Federal and state registration fees                                         89
Professional fees                                                           83
Trustees' fees and expenses                                                 74
Fund administration fees                                                    66
Custody and fund accounting fees                                            49
Printing and postage expenses                                               23
Miscellaneous                                                                6
                                                         ----------------------
TOTAL EXPENSES                                                           1,516
Less waiver of expenses                                                   (179)
Less expenses paid indirectly                                               (2)
                                                         ----------------------
NET EXPENSES                                                             1,335
                                                         ----------------------
NET INVESTMENT LOSS                                                       (821)
                                                         ----------------------

-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (loss)
-------------------------------------------------------------------------------
Net realized loss on investments                                       (29,722)
Net realized loss on foreign currency transactions                        (103)
Change in unrealized appreciation/depreciation on
   investments and foreign currency translations                        13,852
                                                         ----------------------
Net Loss on Investments                                                (15,973)
                                                         ----------------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                          $(16,794)
                                                         ======================

*  Inception.
See notes to financial statements.

                                                                   STATEMENT
MARSICO 21ST                                                       OF CHANGES
CENTURY FUND                                                     IN NET ASSETS

                                                                     2/1/00* TO
(AMOUNTS IN THOUSANDS)                                                 9/30/00
-------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------
Net investment loss                                                   $   (821)
Net realized loss on investments                                       (29,722)
Net realized loss on foreign currency transactions                        (103)
Change in unrealized appreciation/depreciation
   on investments and foreign currency translations                     13,852
                                                         ----------------------
Net decrease in net assets resulting from operations                   (16,794)
                                                         ----------------------

-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------
Proceeds from sale of shares                                           205,161
Redemption of shares                                                   (58,194)
                                                         ----------------------
Net increase from capital share transactions                           146,967
                                                         ----------------------
TOTAL INCREASE IN NET ASSETS                                           130,173
                                                         ----------------------

-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                                                          -
END OF PERIOD                                                         $130,173
                                                         ======================

-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
-------------------------------------------------------------------------------
Shares sold                                                             17,114
Shares redeemed                                                         (5,132)
                                                         ----------------------
NET INCREASE                                                            11,982
                                                         ======================

*  Inception.
See notes to financial statements.

MARSICO 21ST                                                         FINANCIAL
CENTURY FUND                                                        HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                                     2/1/00* TO
(AMOUNTS IN THOUSANDS)                                                 9/30/00
-----------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                                                $  10.00

-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------
Net investment loss                                                     (0.07)
Net realized and unrealized gains on investments                          0.93
                                                                  -----------------
Total from investment operations                                          0.86
                                                                  -----------------

NET ASSET VALUE, END OF PERIOD                                        $  10.86
                                                                  =================
TOTAL RETURN                                                              8.60%(1)

-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
-----------------------------------------------------------------------------------
Net assets, end of period (000s)                                      $130,173
Ratio of expenses to average net assets, less
   waivers and before expenses paid indirectly                            1.50%(2)
Ratio of net investment loss to average net assets,
   net of waivers and expenses paid indirectly                           (0.92)%(2)
Ratio of expenses to average net assets, before
   waivers and expenses paid indirectly                                   1.70%(2)
Ratio of net investment loss to average net assets,
   before waivers and expenses paid indirectly                           (1.13)%(2)
Portfolio turnover rate                                                    267%(1)

*    Inception.
(1)  Not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
See notes to financial statements.

November 2000                                     [PHOTO]
                                   -- James Gendelman, portfolio manager


MARSICO INTERNATIONAL OPPORTUNITIES FUND

The International Opportunities Fund was launched on June 30th. While the Fund is obviously young, I am very pleased by the shareholder support it has received and by the Fund's early investment results. For the three months ending September 30, 2000, the Fund had a total return of 3.60%.(1) Over the same period, the Morgan Stanley Capital International EAFE Index,(2) which we consider to be our primary non-U.S. equity benchmark, had a total return (U.S.$) of -8.07%.

International Opportunities Fund, I should stress, is very much a Marsico Fund. The investment approach blends "top-down" macroeconomic analysis with "bottom-up" stock selection. The process stresses hands-on, intensive, internal research of well-established companies that are considered to be global leaders, and which offer the potential for above-average earnings growth. Like other Marsico Funds, the International Opportunities Fund is relatively concentrated, typically owning 35 to 50 positions, which I think of in three categories: core growth, aggressive growth, and life cycle change. The international investment team works very closely with the rest of the Marsico Capital Management investment team, particularly in macroeconomic analysis and the idea generation process.

During the third quarter, the Fund's management team experienced many of the challenges that have been faced by our U.S. funds, including the effects of higher energy prices, multiple interest rate increases by central banks, and potential for decelerating growth in the technology sector. The Fund also had to contend with another major issue: currency translation losses. During the quarter, the Euro depreciated versus the U.S. dollar, which negatively impacted investment results.

                                                               LETTER
                                                               TO THE
                                                            SHAREHOLDERS
                                                            [CONTINUED]

Performance in the third quarter was helped by several factors, including the Fund's Canadian-domiciled holdings (the EAFE Index does not include an allocation to Canada) including Bombardier Corp. and Thomson Corp.(3) The Fund's positions in Canadian dollar-denominated companies had the ancillary effect of avoiding Euro-related currency losses. The Fund's minimal exposure to Japan and emerging market countries also contributed positively to performance compared to the EAFE Index. Japan, as represented by the Morgan Stanley Capital International Japan Index fell in value by nearly 11% in dollar terms for the third quarter, while emerging market countries, as represented by the Morgan Stanley Capital International Emerging Markets Free Index, lost more than 13% in dollar terms for the same period. Thank you for being an investor in the Fund.

Sincerely,

/s/ James Gendelman

James Gendelman

Portfolio Manager


SUNSTONE DISTRIBUTION SERVICES, LLC, DISTRIBUTOR FOR THE MARSICO FUNDS.


Fund prices change daily and performance may change significantly during periods of market volatility. To receive current Fund prices and performance information, please call 888-860-8686.

[FN]
(1) Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. The performance return for the International Opportunities Fund reflects a fee waiver in effect; in the absence of such a waiver, the return would be reduced. The Fund achieved its short-term performance through, among other things, investments in favorable markets, new security issuances and investments in technology issuers, which may not be sustainable. The Fund's performance, especially for short time periods, should not be the sole factor in making an investment decision.

(2) The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.

(3) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of the Fund's portfolio represented by the securities mentioned in this letter.

MARSICO INTERNATIONAL                                             FUND
OPPORTUNITIES FUND                                              OVERVIEW
SEPTEMBER 30, 2000

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. It normally invests in issuers from at least three different countries, not including the United States and maintains a core position of between 35 and 50 common stocks.

-------------------------------------------------------------------------
PERFORMANCE COMPARISON                          SINCE INCEPTION (6/30/00)
-------------------------------------------------------------------------
Marsico International Opportunities Fund                      3.60%(1)
-------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index              (8.07)%
-------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------
9/30/00                                                $15,480,423
-------------------------------------------------------------------------

--------------------------------------
NET ASSET VALUE
--------------------------------------
Net Asset Value Per Share      $10.36
--------------------------------------
TOP FIVE HOLDINGS
--------------------------------------
Nortel Networks Corp.            3.78%
--------------------------------------
ING Groep N.V.                   3.75
--------------------------------------
Sema Group PLC                   3.63
--------------------------------------
Sony Corp.                       3.39
--------------------------------------
Embraer Empresa Brasileira PFD   3.39
--------------------------------------
SECTOR ALLOCATION(3)
--------------------------------------
Technology                      34.14%
--------------------------------------
Consumer Non-Cyclical           18.39
--------------------------------------
Financial                       15.73
--------------------------------------
Consumer Cyclical               11.34
--------------------------------------
Industrial                       9.03
--------------------------------------
Energy                           6.24
--------------------------------------
Diversified                      3.31
--------------------------------------
Utilities                        1.82
--------------------------------------

GROWTH OF $10,000(2)
/ / Marsico International
    Opportunities Fund
/ / Morgan Stanley Capital
    International EAFE Index

          [GRAPH]

(1) The performance returns for the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. The Fund achieved its short-term performance through, among other things, investments in favorable markets, new security issuances and investments in technology issuers, which may not be sustainable.

(2) This chart assumes an initial investment of $10,000 made on June 30, 2000 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost. The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.

(3) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

MARSICO INTERNATIONAL                                                              SCHEDULE
OPPORTUNITIES FUND                                                                    OF
SEPTEMBER 30, 2000                                                                INVESTMENTS


                                                      NUMBER       MARKET VALUE     PERCENT OF
                                                    OF SHARES       IN DOLLARS      NET ASSETS
----------------------------------------------------------------------------------------------
COMMON STOCKS
----------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE
Embraer -
   Empresa Brasileira de Aeronautica ADR              16,910        $  524,210          3.39%
----------------------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS
Sony Corporation*                                      3,800           386,184          2.49
Sony Corporation-ADR*                                  1,373           138,587          0.90
                                                                    --------------------------
                                                                       524,771          3.39
----------------------------------------------------------------------------------------------
BEVERAGES WINES/SPIRITS
Diageo PLC                                            33,725           301,500          1.95
Diageo PLC ADR                                         4,200           148,313          0.96
                                                                    --------------------------
                                                                       449,813          2.91
----------------------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS
NTT DoCoMo, Inc.                                          12           344,940          2.23
----------------------------------------------------------------------------------------------
COMMERCIAL BANKS
Allied Irish Banks PLC                                29,884           322,730          2.08
Bank of Ireland                                       40,025           320,471          2.07
Julius Baer Holding                                       62           322,099          2.08
                                                                    --------------------------
                                                                       965,300          6.23
----------------------------------------------------------------------------------------------
COMPUTERS - INTEGRATED SYSTEMS
ASM Lithography Holding N.V.*                         13,393           445,036          2.87
Sema Group PLC                                        32,740           561,663          3.63
                                                                    --------------------------
                                                                     1,006,699          6.50
----------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING
Bombardier, Inc. Class B                              28,174           485,984          3.14
----------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS
Hutchison Whampoa Ltd.                                35,000           464,632          3.00
----------------------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS
Elan Corp. PLC ADR*                                    9,086           497,459          3.21
----------------------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE
Riverdeep Group, Inc. ADR*                            18,114           403,037          2.60
----------------------------------------------------------------------------------------------

41



MARSICO INTERNATIONAL                                                              SCHEDULE
OPPORTUNITIES FUND                                                                    OF
SEPTEMBER 30, 2000                                                                INVESTMENTS
                                                                                  [CONTINUED]

                                                      NUMBER       MARKET VALUE       PERCENT OF
                                                    OF SHARES       IN DOLLARS        NET ASSETS
------------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - MISCELLANEOUS
Celestica, Inc.*                                       6,389        $  442,438            2.86%
Koninklijke Philips Electronics N.V.*                  7,832           337,563            2.18
Koninklijke Philips Electronics N.V. ADR               1,175            49,937            0.32
                                                                    ----------------------------
                                                                       829,938            5.36
------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - SEMICONDUCTORS
ARC International PLC*                                74,874           453,444            2.93
Parthus Technologies PLC*                            107,679           429,966            2.78
                                                                    ----------------------------
                                                                       883,410            5.71
------------------------------------------------------------------------------------------------
FOOD MISCELLANEOUS/DIVERSIFIED
Groupe Danone                                          2,765           380,219            2.46
------------------------------------------------------------------------------------------------
HOTELS & MOTELS
Four Seasons Hotels, Inc.*                             3,616           264,646            1.71
------------------------------------------------------------------------------------------------
MEDICAL - DRUGS
Aventis S.A.                                           5,768           433,285            2.80
Novo Nordisk                                           1,961           435,349            2.81
Shire Pharmaceuticals Group PLC*                      11,526           198,925            1.29
Shire Pharmaceuticals Group PLC ADR*                   3,570           184,301            1.19
                                                                    ----------------------------
                                                                     1,251,860            8.09
------------------------------------------------------------------------------------------------
MONEY CENTER BANKS
ING Groep N.V.                                         8,700           580,337            3.75
------------------------------------------------------------------------------------------------
MULTI-LINE INSURANCE
Axa                                                    1,909           249,688            1.61
Axa ADR                                                2,089           135,132            0.87
                                                                    ----------------------------
                                                                       384,820            2.48
------------------------------------------------------------------------------------------------
MULTIMEDIA
Pearson PLC                                            4,307           119,685            0.77
Reuters Group PLC                                     16,496           312,756            2.02
                                                                    ----------------------------
                                                                       432,441            2.79
------------------------------------------------------------------------------------------------
OIL - FIELD SERVICES
Schlumberger Ltd.                                      2,766           227,676            1.47
------------------------------------------------------------------------------------------------
OIL COMPANIES - EXPLORATION & PRODUCTION
Bonavista Petroleum Ltd.*                              8,200           155,045            1.00
------------------------------------------------------------------------------------------------

42




MARSICO INTERNATIONAL                                                              SCHEDULE
OPPORTUNITIES FUND                                                                    OF
SEPTEMBER 30, 2000                                                                INVESTMENTS
                                                                                  [CONTINUED]


                                                     NUMBER        MARKET VALUE       PERCENT OF
                                                   OF SHARES        IN DOLLARS        NET ASSETS
------------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
------------------------------------------------------------------------------------------------
OIL COMPANIES - INTEGRATED
Petro-Canada                                          13,586       $   301,951            1.95%
Total Fina ELF SA                                      1,295           189,751            1.23
                                                                   -----------------------------
                                                                       491,702            3.18
------------------------------------------------------------------------------------------------
PUBLISHING - NEWSPAPERS
The Thompson Corporation                               9,319           367,863            2.38
------------------------------------------------------------------------------------------------
REINSURANCE
Swiss Reinsurance Co.*                                   144           275,375            1.78
------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT
Alcatel*                                               2,746           175,941            1.14
Alcatel ADR*                                           2,577           162,029            1.05
Ericsson L M TEL                                      16,611           253,095            1.63
Ericsson L M TEL-ADR                                   1,406            20,826            0.13
Nortel Networks Corporation                            9,826           585,261            3.78
                                                                   -----------------------------
                                                                     1,197,152            7.73
------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES
BCE, Inc.                                             16,252           377,916            2.44
------------------------------------------------------------------------------------------------
TELEPHONE - INTEGRATED
Nippon Telephone & Telegraph Corporation                  26           255,552            1.65
------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $14,022,817)                                               14,022,797           90.58
                                                                   -----------------------------


43





MARSICO INTERNATIONAL                                                              SCHEDULE
OPPORTUNITIES FUND                                                                    OF
SEPTEMBER 30, 2000                                                                INVESTMENTS
                                                                                  [CONTINUED]


                                                  PRINCIPAL/       MARKET VALUE       PERCENT OF
                                                    SHARES          IN DOLLARS        NET ASSETS
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------
Federal Home Loan Bank,
   6.18%, 10/2/00                                 $1,300,000       $ 1,299,777            8.40%
SSgA Money Market Fund                                 8,222             8,222            0.05
------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,307,999)                                                 1,307,999            8.45
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $15,330,816)                                15,330,796           99.03
Other Assets less Liabilities                                          149,627            0.97
------------------------------------------------------------------------------------------------
NET ASSETS                                                         $15,480,423          100.00%
                                                                   =============================

                                                          MARKET             PERCENT OF
                                                          VALUE         INVESTMENT SECURITIES
---------------------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS BY COUNTRY
---------------------------------------------------------------------------------------------
Brazil                                                 $   524,210               3.4%
---------------------------------------------------------------------------------------------
Canada                                                   2,981,104              19.5
---------------------------------------------------------------------------------------------
Denmark                                                    435,349               2.8
---------------------------------------------------------------------------------------------
France                                                   1,726,045              11.3
---------------------------------------------------------------------------------------------
Hong Kong                                                  464,632               3.0
---------------------------------------------------------------------------------------------
Ireland                                                  1,543,697              10.1
---------------------------------------------------------------------------------------------
Japan                                                    1,125,263               7.3
---------------------------------------------------------------------------------------------
Netherlands                                              1,412,873               9.2
---------------------------------------------------------------------------------------------
Sweden                                                     273,921               1.8
---------------------------------------------------------------------------------------------
Switzerland                                                597,474               3.9
---------------------------------------------------------------------------------------------
United Kingdom                                           2,710,553              17.7
---------------------------------------------------------------------------------------------
United States**                                          1,535,675              10.0
---------------------------------------------------------------------------------------------
TOTAL                                                  $15,330,796             100.0%
---------------------------------------------------------------------------------------------

*  Non-income producing.
** Includes short-term securities (1.5% excluding short-term securities).
See notes to financial statements.

                                                           STATEMENT
MARSICO INTERNATIONAL                                      OF ASSETS
OPPORTUNITIES FUND                                            AND
SEPTEMBER 30, 2000                                        LIABILITIES

                                                (AMOUNTS IN THOUSANDS)
----------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------
Investments, at value (cost $15,331)                          $15,331
Receivable for investments sold                                 1,497
Receivable for capital stock sold                                  17
Interest and dividends receivable                                  13
Receivable from Adviser                                            30
Prepaid expenses and other assets                                  11
                                                ----------------------
TOTAL ASSETS                                                   16,899
                                                ----------------------

----------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------
Payable for investments purchased                               1,295
Due to custodian                                                   45
Payable for capital stock redeemed                                  1
Accrued distribution fee                                            3
Accrued expenses and other liabilities                             75
                                                ----------------------
TOTAL LIABILITIES                                               1,419
                                                ----------------------
NET ASSETS                                                    $15,480
                                                ======================

----------------------------------------------------------------------
NET ASSETS CONSIST OF
----------------------------------------------------------------------
Paid-in-capital                                               $15,067
Undistributed net investment income                                31
Undistributed net realized gain on investments                    660
Undistributed net realized loss on
   foreign currency transactions                                 (277)
Net unrealized depreciation on investments and foreign
   currency translations                                           (1)
                                                ----------------------
NET ASSETS                                                    $15,480
                                                ======================
SHARES OUTSTANDING, $0.001 PAR VALUE
   (UNLIMITED SHARES AUTHORIZED)                                1,494
                                                ----------------------
NET ASSET VALUE, REDEMPTION PRICE,
   AND OFFERING PRICE PER SHARE
   (NET ASSETS/SHARES OUTSTANDING)*                           $ 10.36
                                                ======================

*  Not in thousands.
See notes to financial statements.

                                                                      45

MARSICO INTERNATIONAL                                           STATEMENT
OPPORTUNITIES FUND                                                 OF
FOR THE PERIOD JUNE 30, 2000*                                  OPERATIONS
TO SEPTEMBER 30, 2000

                                                    (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------
Interest                                                            $  37
Dividends (net of $3 non-reclaimable
   foreign withholding taxes)                                          30
                                                    ----------------------
TOTAL INVESTMENT INCOME                                                67
                                                    ----------------------

--------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------
Professional fees                                                      44
Investment advisory fees                                               30
Trustees' fees and expenses                                            21
Transfer agent fees and expenses                                       19
Custody and fund accounting fees                                       15
Federal and state registration fees                                    13
Fund administration fees                                               12
Distribution fees                                                       9
Printing and postage expenses                                           1
Miscellaneous                                                           2
                                                    ----------------------
TOTAL EXPENSES                                                        166
Less waiver of expenses                                              (110)
                                                    ----------------------
NET EXPENSES                                                           56
                                                    ----------------------
NET INVESTMENT INCOME                                                  11
                                                    ----------------------

--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------
Net realized gain on investments                                      660
Net realized loss on foreign currency transactions                   (268)
Change in unrealized appreciation/depreciation on
   investments and foreign currency translations                       (1)
                                                    ----------------------
Net Gain on Investments                                               391
                                                    ----------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                         $402
                                                    ======================

*  Inception.
See notes to financial statements.

                                                                STATEMENT
MARSICO INTERNATIONAL                                          OF CHANGES
OPPORTUNITIES FUND                                           IN NET ASSETS

(AMOUNTS IN THOUSANDS)                                 6/30/00* TO 9/30/00
---------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------
Net investment income                                              $    11
Net realized gain on investments                                       660
Net realized loss on foreign currency transactions                    (268)
Change in unrealized appreciation/depreciation
   on investments and foreign currency translations                     (1)
                                                     ----------------------
Net increase in net assets resulting from operations                   402
                                                     ----------------------

---------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------
Proceeds from sale of shares                                        15,903
Redemption of shares                                                  (825)
                                                     ----------------------
Net increase from capital share transactions                        15,078
                                                     ----------------------
TOTAL INCREASE IN NET ASSETS                                        15,480
                                                     ----------------------

---------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------
Beginning of period                                                      -
END OF PERIOD                                                      $15,480
                                                     ======================

---------------------------------------------------------------------------
TRANSACTIONS IN SHARES
---------------------------------------------------------------------------
Shares sold                                                          1,576
Shares redeemed                                                        (82)
                                                     ----------------------
NET INCREASE                                                         1,494
                                                     ======================

*  Inception.
See notes to financial statements.

MARSICO INTERNATIONAL                                           FINANCIAL
OPPORTUNITIES FUND                                             HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                                 6/30/00* TO
(AMOUNTS IN THOUSANDS)                                             9/30/00
-------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                                             $ 10.00

-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------
Net investment income                                                 0.01
Net realized and unrealized gains on investments                      0.35
                                                              -----------------
Total from investment operations                                      0.36
                                                              -----------------

NET ASSET VALUE, END OF PERIOD                                     $ 10.36
                                                              =================

TOTAL RETURN                                                          3.60%(1)

-------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
-------------------------------------------------------------------------------
Net assets, end of period (000s)                                   $15,480
Ratio of expenses to average net assets, less
   waivers and before expenses paid indirectly                        1.60%(2)
Ratio of net investment income to average net assets,
   net of waivers and expenses paid indirectly                        0.33%(2)
Ratio of expenses to average net assets, before
   waivers and expenses paid indirectly                               4.76%(2)
Ratio of net investment loss to average net assets,
   before waivers and expenses paid indirectly                       (2.83)%(2)
Portfolio turnover rate                                                190%(1)

*    Inception.
(1)  Not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
See notes to financial statements.

                                                               NOTES TO
MARSICO FUNDS                                                  FINANCIAL
SEPTEMBER 30, 2000                                            STATEMENTS

1. ORGANIZATION
   The Marsico Investment Fund (the "Trust") was organized on October 1, 1997, as a Delaware Business Trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Focus Fund, the Growth & Income Fund, the 21st Century Fund and the International Opportunities Fund (collectively, the "Funds") are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth & Income Fund, 21st Century Fund and the International Opportunities Fund are diversified funds. The Focus and Growth & Income Funds commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000 and the International Opportunities Fund commenced operations on June 30, 2000.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   (a) INVESTMENT VALUATION - A security traded on a recognized stock exchange is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities that will mature in more than 60 days are valued at prices furnished by a pricing service. Securities that will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' investment adviser pursuant to guidelines established by the Board of Trustees.

   (b) ORGANIZATION COSTS - Costs incurred by the Focus and Growth & Income Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of

                                                              NOTES TO
MARSICO FUNDS                                                 FINANCIAL
SEPTEMBER 30, 2000                                            STATEMENTS
                                                             [CONTINUED]

       the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption. Organizational costs of the 21st Century Fund and the International Opportunities Fund were expensed by the Funds as incurred.

   (c) EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The Funds' expenses may be reduced by voluntary advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in Expenses Paid Indirectly in the Statement of Operations.

       Banc of America Securities is an affiliate of Marsico Capital Management, LLC and is designated as an introductory broker on certain Fund transactions. For the year ended September 30, 2000, brokerage commissions paid to Banc of America Securities were $419,280, $87,007, $9,902 and $0 for the Focus Fund, Growth & Income Fund, 21st Century Fund and International Opportunities Fund, respectively. Also, brokerage commissions were paid to unaffiliated brokers which reduced certain transfer agent fees and expenses in the amount of $267,152, $49,457, $0 and $0 for the Focus Fund, Growth & Income Fund, 21st Century Fund and International Opportunities Fund, respectively, for the period ended September 30, 2000.

   (d) FEDERAL INCOME TAXES - Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction. The 21st Century Fund incurred post-October currency and capital losses (in thousands) of $1 and $25,756, respectively, and the International Opportunities Fund incurred post-October currency losses of $5, which are treated as arising in 2001.

   (e) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among

                                                              NOTES TO
MARSICO FUNDS                                                 FINANCIAL
SEPTEMBER 30, 2000                                            STATEMENTS
                                                             [CONTINUED]

       certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as deferral of wash sales, foreign currency transactions, net operating losses and Post-October capital losses. Accordingly, at September 30, 2000, reclassifications (in thousands) were recorded to increase (decrease) paid-in-capital by $7,763, ($5,306), ($757), and ($11), decrease net investment loss by $20,283, $5,310, $0 and $20, increase (decrease) accumulated net realized gain (loss) on investments and options written by ($28,021), $0, $756, and $0, and increase (decrease) accumulated net realized gain (loss) on foreign currency transactions by ($25), ($4), $1, and ($9) for the Focus, Growth & Income, 21st Century and International Opportunities Funds, respectively.

   (f) FOREIGN CURRENCY TRANSLATION - The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

       Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid.

       The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rates and changes in market prices of securities held.

   (g) FORWARD CURRENCY CONTRACTS AND FUTURES CONTRACTS - The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a

                                                              NOTES TO
MARSICO FUNDS                                                 FINANCIAL
SEPTEMBER 30, 2000                                            STATEMENTS
                                                             [CONTINUED]

       foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

       Forward currency contracts held by the Funds are fully collateralized by other securities. If held by the Funds, such collateral would be in the possession of the Funds' custodian. The collateral would be evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

       Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

       Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

       The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

   (h) OPTIONS CONTRACTS - The Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes.

                                                              NOTES TO
MARSICO FUNDS                                                 FINANCIAL
SEPTEMBER 30, 2000                                            STATEMENTS
                                                             [CONTINUED]


       The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

       When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in call options written for the year ended September 30, 2000, for the Funds, were as follows:

FOCUS FUND                                      NUMBER
                                             OF CONTRACTS    PREMIUMS
----------------------------------------------------------------------
Options outstanding at 9/30/99                       -              -
----------------------------------------------------------------------
Options written                                  4,058      7,396,613
----------------------------------------------------------------------
Options terminated in closing
   purchase transactions                        (4,058)    (7,396,613)
----------------------------------------------------------------------
Options exercised                                    -              -
----------------------------------------------------------------------
Options expired                                      -              -
----------------------------------------------------------------------
Options outstanding at 9/30/00                       -              -
----------------------------------------------------------------------

The Fund did not write put options during the year ended
September 30, 2000.

                                                              NOTES TO
MARSICO FUNDS                                                 FINANCIAL
SEPTEMBER 30, 2000                                            STATEMENTS
                                                             [CONTINUED]

GROWTH & INCOME FUND                            NUMBER
                                             OF CONTRACTS    PREMIUMS
----------------------------------------------------------------------
Options outstanding at 9/30/99                       -              -
Options written                                  1,136      2,070,235
----------------------------------------------------------------------
Options terminated in closing
   purchase transactions                        (1,136)    (2,070,235)
----------------------------------------------------------------------
Options exercised                                    -              -
----------------------------------------------------------------------
Options expired                                      -              -
----------------------------------------------------------------------
Options outstanding at 9/30/00                       -              -
----------------------------------------------------------------------

The Fund did not write put options during the year ended
September 30, 2000.

   (i) TRUSTEES' COMPENSATION - Effective February 1, 2000, the Board of Trustees adopted the Marsico Deferred Fee Plan (the "Plan") that allows the independent Trustees to defer the receipt of all or a portion of the Trustees' fees payable. The deferred fees are invested in certain of the Funds until distribution in accordance with the Plan.

   (j) OTHER - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

3. INVESTMENT ADVISORY AGREEMENT
   The Funds have an agreement with Marsico Capital Management, LLC (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 0.85% of the average daily net assets of each of the Focus, Growth & Income, 21st Century and International Opportunities Funds. The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus and International Opportunities Funds' average net assets and 1.50% of the Growth & Income and the 21st Century Funds' average net assets until June 30, 2001. This fee waiver is voluntary and may be terminated at any time. The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to this arrangement if such reimbursements do not cause a Fund to exceed existing expense limitations.

                                                              NOTES TO
MARSICO FUNDS                                                 FINANCIAL
SEPTEMBER 30, 2000                                            STATEMENTS
                                                             [CONTINUED]

4. SERVICE AND DISTRIBUTION PLAN
   The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund's average daily net assets.

5. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended September 30, 2000, were as follows:

(AMOUNTS IN THOUSANDS)                       PURCHASES        SALES
----------------------------------------------------------------------
Focus Fund                                  $4,994,375     $5,102,304
----------------------------------------------------------------------
Growth & Income Fund                         1,403,856      1,306,476
----------------------------------------------------------------------
21st Century Fund                              471,843        326,095
----------------------------------------------------------------------
International Opportunities Fund                33,519         19,878
----------------------------------------------------------------------

   There were no purchases or sales of U.S. government securities.

   The cost of securities on a tax basis (in thousands) for the Focus, Growth & Income, 21st Century and International Opportunities Funds was $2,034,117, $716,558, $126,377 and $15,341 respectively. At
   September 30, 2000, gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

                                                       GROWTH &          21ST      INTERNATIONAL
                                          FOCUS         INCOME         CENTURY     OPPORTUNITIES
(AMOUNTS IN THOUSANDS)                    FUND           FUND            FUND           FUND
------------------------------------------------------------------------------------------------
Unrealized appreciation                 $849,196       $314,017        $18,858          $ 664
------------------------------------------------------------------------------------------------
Unrealized depreciation                   (5,260)        (7,926)        (9,074)          (675)
------------------------------------------------------------------------------------------------

NET UNREALIZED APPRECIATION
   (DEPRECIATION)                       $843,936       $306,091        $ 9,784          $ (11)
                                        ========================================================

FEDERAL INCOME TAX INFORMATION (UNAUDITED)
For federal income tax purposes, Focus Fund and Growth & Income Fund designated capital gain dividends of $31,156,762 and $3,499,089, respectively, for the year ended September 30, 2000.

Dividends paid by the Focus Fund and Growth & Income Fund during the fiscal year ended September 30, 2000, which are not designated as capital gain distributions, should be multiplied by 100% and 100%, respectively, to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                              REPORT OF
MARSICO FUNDS                                                INDEPENDENT
                                                             ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE
MARSICO INVESTMENT FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (constituting the Marsico Investment Fund, hereafter referred to as the "Trust") at September 30, 2000, the results of each of their operations for the year or periods then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 3, 2000

56



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                        888-860-8686

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